SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENTS OF ADDITIONAL INFORMATION
                       OF EACH OF THE LISTED PORTFOLIOS:

--------------------------------------------------------------------------------
DWS Investments VIT Funds

DWS Equity 500 Index VIP
DWS Small Cap Index VIP
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DWS Variable Series I

DWS Bond VIP                                 DWS Growth & Income VIP
DWS Capital Growth VIP                       DWS Health Care VIP
DWS Global Opportunities VIP                 DWS International VIP
--------------------------------------------------------------------------------
DWS Variable Series II

DWS Alternative Asset Allocation Plus VIP    DWS International Select Equity VIP
DWS Balanced VIP                             DWS Janus Growth & Income VIP
DWS Blue Chip VIP                            DWS Large Cap Value VIP
DWS Conservative Asset Allocation VIP        DWS Mid Cap Growth VIP
DWS Core Fixed Income VIP                    DWS Moderate Allocation VIP
DWS Davis Venture Value VIP                  DWS Small Cap Growth VIP
DWS Dreman High Return Equity VIP            DWS Strategic Income VIP
DWS Dreman Small Mid Cap Value VIP           DWS Technology VIP
DWS Global Thematic VIP                      DWS Turner Mid Cap Growth VIP
DWS Government & Agency Securities VIP
DWS Growth Allocation VIP
DWS High Income VIP


Effective on or about September 2, 2008, disclosure in the Portfolio's Statement of Additional Information that describes the methods of segregating assets or otherwise "covering" transaction, shall no longer apply, and the following disclosure replaces similar disclosure, or for certain funds is added as new disclosure, in each Portfolio's Statement of Additional Information:

Asset Segregation

Certain investment transactions expose the Portfolio to an obligation to make future payments to third parties. Examples of these types of transactions, include, but are not limited to, reverse repurchase agreements, short sales, dollar rolls, when-issued, delayed-delivery or forward commitment transactions and certain derivatives such as swaps, futures, forwards, and options. To the extent that the Portfolio engages in such transactions, the Portfolio will (to the extent required by applicable law) either (1) segregate cash or liquid assets in the prescribed amount or (2) otherwise "cover" its future obligations under the transaction, such as by holding an offsetting investment. If the Portfolio segregates sufficient cash or other liquid assets or otherwise "covers" its obligations under such transactions, the Portfolio will not consider the transactions to be borrowings for purposes of its investment restrictions or "senior securities" under the Investment Company Act of 1940, as amended (the "1940 Act"), and therefore, such transactions will not be subject to the 300% asset coverage requirement under the 1940 Act otherwise applicable to borrowings by the Portfolio.

In some cases (e.g., with respect to futures and forwards that are contractually required to "cash-settle"), the Portfolio will segregate cash or other liquid assets with respect to the amount of the daily net (marked-to-market) obligation arising from the transaction, rather than the notional amount of the underlying contract. By segregating assets in an amount equal to the net obligation rather than the notional amount, the Portfolio will have the ability to employ leverage to a greater extent than if it set aside cash or other liquid assets equal to the notional amount of the contract, which may increase the risk associated with such transactions.

The Portfolio may utilize methods of segregating assets or otherwise "covering" transactions that are currently or in the future permitted under the 1940 Act, the rules and regulation thereunder, or orders issued by the Securities and Exchange Commission ("SEC") thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by the Portfolio.

Assets used as segregation or cover cannot be sold while the position in the corresponding transaction is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Portfolio's assets for segregation and cover purposes could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

Segregating assets or otherwise "covering" for these purposes does not necessarily limit the percentage of the assets of the Portfolio that may be at risk with respect to certain derivative transactions.


               Please Retain This Supplement for Future Reference